Dated: September 6, 2006

Rate Cap Transaction

Re: ABN AMRO Bank, N.V. Reference No. 3432446

Ladies and Gentlemen:

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the Rate Cap Transaction entered into on the Trade Date specified below (the “Transaction”) between ABN AMRO Bank N.V. (“ABN AMRO”) and the Supplemental Interest Trust of First Franklin Mortgage Loan Trust 2006-FF11 (the “Counterparty”), as represented by Wells Fargo Bank, N.A. not in its individual capacity, but solely as securities administrator ( the “Securities Administrator”) of the Supplemental Interest Trust created pursuant to a Pooling and Servicing Agreement, dated and effective August 1, 2006, among HSI Asset Securitization Corporation, as depositor (the “Depositor”), the Securities Administrator, Wells Fargo Bank, N.A. in the additional capacities of servicer, master servicer and custodian, First Franklin Financial Corporation, as mortgage loan seller, and Deutsche Bank National Trust Company, as trustee (the “Pooling and Servicing Agreement”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”) but, rather, an ISDA Form Master Agreement, as modified by the Schedule terms in Section 4 of this Confirmation (the “Master Agreement”), shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meaning attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Notional Amount:	With respect to any Calculation Period the amount set forth on Schedule I attached hereto for such Calculation Period

Trade Date:	August 18, 2006

Effective Date:	February 25, 2007

Termination Date:	September 25, 2013

Fixed Amounts:

Fixed Amount Payer:	Counterparty

Fixed Amount:
USD $510,000 payable by HSBC Bank USA, National Association (on behalf of the Counterparty) to ABN AMRO on or prior to September 6, 2006. This is the net amount payment to ABN AMRO under this Transaction and the Transaction evidenced by confirmation Ref. No. 3432979 dated September 6, 2006.

Fixed Amount Payment Date:	September 6, 2006

Floating Amounts:

Floating Rate Payer:	ABN AMRO

Cap Rate:	6.50%

Floating Rate Payer
Period End Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer
Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Designated Maturity:	One month

Floating Rate Day
Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Other Terms:

Business Days:	Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the state of New York, Maryland or Minnesota are closed.

Business Day Convention:	Following

Offices:	The office of ABN AMRO for this transaction is London.

Calculation Agent:	ABN AMRO

3.	Additional Provisions:

(a) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Moody’s Investor Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of any of the Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (collectively, the “Certificates” ).

4.	Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)	The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)	Termination Provisions. Subject to the provisions of paragraph 12 below, for purposes of the ISDA Form Master Agreement:

(a)	“Specified Entity” is not applicable to ABN AMRO or Counterparty for any purpose.

(b)	“Breach of Agreement” provisions of Section 5(a)(ii) will not apply to ABN AMRO or Counterparty.

(c)	“Credit Support Default” provisions of Section 5(a)(iii) will not apply to ABN AMRO or Counterparty.

(d)	“Misrepresentation” provisions of Section 5(a)(iv) will not apply to ABN AMRO or Counterparty.

(e)	“Default under Specified Transaction” is not applicable to ABN AMRO or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to ABN AMRO or Counterparty.

(f)	The “Cross Default” provisions of Section 5(a)(vi) will not apply to ABN AMRO or to Counterparty.

(g)	The “Bankruptcy” provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(h)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to ABN AMRO or Counterparty.

(i)	The “Automatic Earljy Termination” provision of Section 6(a) will not apply to ABN AMRO or to Counterparty.

(j)	Payments on Early Termination. For the purpose of Section 6(e): (i) Market Quotation will apply. (ii) The Second Method will apply.

(k)	“Termination Currency” means United States Dollars.

3)	Tax Representations.

Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, ABN AMRO and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) thereof by reason of material prejudice of its legal or commercial position.

Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, ABN AMRO and Counterparty make the following representations.

The following representation will apply to ABN AMRO:

(i) It is a resident of The Netherlands for the purpose of the application of the existing tax treaties between The Netherlands and those countries where offices of the Counterparty are located.

(ii) With respect to its non-U.S. branches, it is fully eligible for the benefits of the “Business Profits” or “Industrial and Commercial Profits” provision, as the case may be, the “Interest” provision or the “Other Income” provision (if any) of the “Specified Treaty” with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified jurisdiction. With respect to ABN AMRO, “Specified Treaty” means the income tax treaty between the United States and The Netherlands; “Specified Jurisdiction” means the United States.

(iii) With respect to its U.S. branches, each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States.

The following representation will apply to the Counterparty:

(i) Wells Fargo Bank, N.A., as Securities Administrator of the Supplemental Interest Trust, is acting on behalf of the Counterparty pursuant to the Pooling and Servicing Agreement.

(ii) The beneficial owner of payments made to it under this Agreement is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4) Documents to be delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(a) Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

ABN AMRO and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.	Upon the execution and delivery of this Agreement	Yes

(b) Other documents to be delivered are:

ABN AMRO
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be
		Upon the execution and delivery of this Agreement	Yes

Counterparty
(i) a copy of the executed Pooling and Servicing Agreement, (ii) each material amendment, or supplement of, or waiver to the Pooling and Servicing Agreement, as proposed from time to time, or any other amendment to, or modification of, the Pooling and Servicing Agreement that requires the consent of ABN AMRO under the terms of the Pooling and Servicing Agreement or which otherwise adversely affects ABN AMRO’s interests under this Agreement or the ability of the Counterparty to fully and timely perform its obligations under this Agreement; and (iii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this Agreement on behalf of the Counterparty

With respect to (i), delivery of Execution copy upon the date of receipt or 15 days following closing; with respect to (ii) delivery of Execution copy upon the date of receipt or 15 days following Execution; and with respect to (iii) delivery within 15 days of closing
Yes

5)  Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

(1)	Address for notices or communications to ABN AMRO:

ABN AMRO Bank N.V., Chicago Branch
Global Documentation Unit
540 W. Madison Street, 22nd Floor
Chicago, IL 60661
Attention: Treasury Documentation
Telephone: 312-904-5214
Fax: 312-904-0392

(2)	With a copy to the Office through which ABN AMRO is acting for the purposes of the relevant Transactions:

ABN AMRO Bank N.V., Amsterdam Head Office
P.O. Box 283
1000 AE Amsterdam
The Netherlands
Attention: Operations Derivatives Markets

Forex Options
Telephone: 31-20-6292654
Telefax: 31-20-6284832

Swaps
Telephone: 31-20-6284448
Telefax: 31-20-6281679

Interest Related Products
Telephone: 31-20-3831226
Telefax: 31-20-6282462

Credit Derivatives Products
Telephone: 31-20-3831230
Telefax: 31-20-3832299

Telex: 16021 Answerback: ABAM NL
Electronic Messaging System Details: Swift ABNA NL 2A

ABN AMRO Bank N.V., Chicago Branch
540 W. Madison Street, Suite 2132
Chicago, IL 60661
Attention: Treasury Operations
Telephone: 312-855-5852
Fax: 312-992-5816
Electronic Messaging System Details: ABNA US 33a XXX

ABN AMRO Bank N.V., London Branch
199 Bishopsgate,
London BC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex 887366 Answerback: ABNALN G
Telephone: 44 20 7857 9428
Fax: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L

(For all purposes)

Address for notices or communications to the Counterparty:

HSI Asset Securitization Corporation
452 Fifth Avenue, 10th Floor
New York, New York 10018
Attention: Head MBS Principal Finance

with a copy to:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: Client Manager-FFML 2006-FF11
Telephone: 410-884-2000
Fax: 410-715-2380

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

ABN AMRO appoints as its Process Agent:	Not Applicable

The Counterparty appoints as its Process Agent:	Not Applicable

(c)	Offices. The provisions of Section 10(a) will not apply to the ISDA Form Master Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

ABN AMRO is a Multibranch Party and may act through the following offices: Amsterdam, London and Chicago.

The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is ABN AMRO.

(f)	Credit Support Document. Not applicable for either ABN AMRO or the Counterparty.

(g)	Credit Support Provider.

ABN AMRO:	Not Applicable

The Counterparty:	Not Applicable

(h)
Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)
Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)
Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)	Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)
Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Fund (as defined in the Pooling and Servicing Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the liquidation of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m)
Proceedings. ABN AMRO shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(n)	The ISDA Form Master Agreement in hereby amended as follows:

The word “third” shall be replaced by the word “second” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(o)
“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

(p)
Securities Administrator’s Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and agreements herein made on behalf of Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of the Securities Administrator but is made and intended for the purpose of binding only the Supplemental Interest Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)	Securities Administrator’s Representation. Wells Fargo Bank, N.A. as Securities Administrator of the Supplemental Interest Trust, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this Agreement as Securities Administrator of the Supplemental Interest Trust with respect to the First Franklin Mortgage Loan Trust 2006-FF11.

6)
Section 3 of the ISDA Form Master Agreement is hereby amended, by substituting for the words "Section 3(f)" in the introductory sentence thereof the words "Sections 3(f) and 3(h)", and by adding, at the end thereof, the following Sections 3(g) and 3(h):

“(g)	Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of such Transaction.

(2) Evaluation and Understanding.

(i) ABN AMRO is acting for its own account and Wells Fargo Bank, N.A. is acting as Securities Administrator on behalf of the Supplemental Interest Trust under the Pooling and Servicing Agreement and not for its own account and each party has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction. Neither party is relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3) Purpose. (A) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(4) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)
ERISA. (Pension Plans). Each party represents and warrants at all times hereunder that it is not a pension plan or employee benefits plan and that it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

7)
Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

8)
Additional Termination Events. Additional Termination Events will apply. If a Ratings Event has occurred and ABN AMRO has not, within 30 days, complied with Section 9 below, then an Additional Termination Event shall have occurred with respect to ABN AMRO and ABN AMRO shall be the sole Affected Party with respect to such an Additional Termination Event.

9)	Provisions Relating to Downgrade of ABN AMRO Debt Ratings.

(i)	For purposes of this Transaction:

(a)	“Qualifying Ratings” means, with respect to the debt of any assignee or guarantor under Paragraph (ii) below,

(x)
a short-term unsecured and unsubordinated debt rating of “P-1” (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of  “A1” (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of  “Aa3” (not on watch for downgrade) by Moody’s, or

(y)	a short-term unsecured and unsubordinated debt rating of “A-1” by S&P or “F-1” by Fitch.

(b)	A “Collateralization Event” shall occur with respect to ABN AMRO (or any applicable credit support provider) if:

(x)
its short-term unsecured and unsubordinated debt rating is reduced to “P-1 on watch for downgrade” or below, and its long-term unsecured and unsubordinated debt is reduced to “A1 on watch for downgrade” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3 on watch for downgrade” or below) by Moody’s, or

(y)	its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P or “F-1” by Fitch.

(c)	A “Ratings Event” shall occur with respect to ABN AMRO (or any applicable credit support provider) if:

(x)
its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y)	its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P or Fitch.

For purposes of (b) and (c) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by ABN AMRO or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days thereafter each of Moody’s, S&P and Fitch has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that ABN AMRO does not post sufficient collateral in order to restore the immediately prior ratings of the Certificates as provided in Paragraph (ii) of this Section 9.

(d)
“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Securities Administrator shall have received prior written confirmation from each of Moody’s, S&P and Fitch, and shall have provided notice thereof to ABN AMRO, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

(ii)	Subject, in each case set forth in (a) and (b) below, to satisfaction of the Rating Agency Condition:

(a)
Collateralization Event. If a Collateralization Event occurs with respect to ABN AMRO (or any applicable credit support provider), then ABN AMRO shall, at its own expense, within thirty (30) days of such Collateralization Event:

(w)
post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, and satisfactory to Moody’s, S&P and Fitch, which will be sufficient to restore the immediately prior ratings of the Certificates,

(x)
assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which pajrty is approved by the Counterparty, such approval not to be unreasonably withheld,

(y)
obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor ABN AMRO’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(z)
establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld and satisfactory to Moody’s, S&P and Fitch, which will be sufficient to restore the immediately prior ratings of their Certificates.

(b)
Ratings Event. If a Ratings Event occurs with respect to ABN AMRO (or any applicable credit support provider), then ABN AMRO shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(x)
assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially the same as this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld, or

(y)
obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor ABN AMRO’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

(z)
establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld and satisfactory to Moody’s, S&P and Fitch, which will be sufficient to restore the immediately prior ratings of their Certificates.

ABN AMRO shall, for so long as a Ratings Event is outstanding, post collateral in an amount and manner that satisfies the Rating Condition, while it pursues the remedies in this Paragraph (9)(ii)(b).

10)
ABN AMRO will, unless otherwise directed by the Securities Administrator, make all payments hereunder to the Securities Administrator. Payment made to the Securities Administrator at the account specified herein or to another account specified in writing by the Securities Administrator shall satisfy the payment obligations of ABN AMRO hereunder to the extent of such payment.

Account Details and
Settlement Information:	Payments to ABN AMRO:
ABN AMRO BANK N.V., New York, ABNAUS33
CHIPS 007535
ABA No. 026009580
A/C Name: ABN Amro Bank N.V., London
A/C No. /661001036741
Ref. DCM

Payments to Counterparty:
Wells Fargo Bank, N.A.
ABA: 121-000-248
Account No.: 3970771416
Account Name: SAS Clearing
FFC: 50942701, FFML 2006-FF11 Cap Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number	:0044 207 8579428/9430
Telephone Number:	:0044 207 6783311/3196

ABN AMRO BANK N.V.

By: /s/ Robert Furlong	By: /s/ Clifford Bullock
ABN AMRO Bank N.V.

Name: Robert Furlong	Name: Clifford Bullock
Title: Authorised Signature	Title: Authorised Signature

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SUPPLEMENTAL INTEREST TRUST, FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FF11

By:	Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator of the Supplemental Interest Trust

By:  /s/ Michael Pinzon
Name: Michael Pinzon
Title: Assistant Vice President

SCHEDULE I

All dates subject to adjustment in accordance with the Following Business Day Convention.

Accrual	Accrual	Notional
Start Date	End Date	Amount: in USD
2/25/2007	3/25/2007	$69,154,918.00
3/25/2007	4/25/2007	$88,003,983.00
4/25/2007	5/25/2007	$108,654,040.00
5/25/2007	6/25/2007	$130,912,490.00
6/25/2007	7/25/2007	$154,540,244.00
7/25/2007	8/25/2007	$176,158,700.00
8/25/2007	9/25/2007	$195,889,944.00
9/25/2007	10/25/2007	$213,849,468.00
10/25/2007	11/25/2007	$230,146,486.00
11/25/2007	12/25/2007	$244,884,254.00
12/25/2007	1/25/2008	$258,160,401.00
1/25/2008	2/25/2008	$270,067,183.00
2/25/2008	3/25/2008	$280,691,752.00
3/25/2008	4/25/2008	$290,116,467.00
4/25/2008	5/25/2008	$298,471,549.00
5/25/2008	6/25/2008	$318,468,261.00
6/25/2008	7/25/2008	$334,064,493.00
7/25/2008	8/25/2008	$345,881,922.00
8/25/2008	9/25/2008	$354,407,059.00
9/25/2008	10/25/2008	$360,081,268.00
10/25/2008	11/25/2008	$360,041,731.00
11/25/2008	12/25/2008	$359,355,061.00
12/25/2008	1/25/2009	$358,082,302.00
1/25/2009	2/25/2009	$358,366,178.00
2/25/2009	3/25/2009	$357,464,341.00
3/25/2009	4/25/2009	$355,536,175.00
4/25/2009	5/25/2009	$352,723,170.00
5/25/2009	6/25/2009	$349,150,861.00
6/25/2009	7/25/2009	$344,930,561.00
7/25/2009	8/25/2009	$340,172,710.00

8/25/2009	9/25/2009	$335,006,155.00
9/25/2009	10/25/2009	$329,650,865.00
10/25/2009	11/25/2009	$324,134,578.00
11/25/2009	12/25/2009	$318,482,821.00
12/25/2009	1/25/2010	$312,719,068.00
1/25/2010	2/25/2010	$306,865,164.00
2/25/2010	3/25/2010	$300,940,581.00
3/25/2010	4/25/2010	$294,963,429.00
4/25/2010	5/25/2010	$288,950,274.00
5/25/2010	6/25/2010	$282,916,246.00
6/25/2010	7/25/2010	$276,875,138.00
7/25/2010	8/25/2010	$270,839,500.00
8/25/2010	9/25/2010	$264,820,730.00
9/25/2010	10/25/2010	$258,829,152.00
10/25/2010	11/25/2010	$252,874,100.00
11/25/2010	12/25/2010	$246,963,982.00
12/25/2010	1/25/2011	$241,106,356.00
1/25/2011	2/25/2011	$235,307,984.00
2/25/2011	3/25/2011	$229,574,898.00
3/25/2011	4/25/2011	$223,912,450.00
4/25/2011	5/25/2011	$218,325,366.00
5/25/2011	6/25/2011	$212,817,793.00
6/25/2011	7/25/2011	$207,393,297.00
7/25/2011	8/25/2011	$202,004,558.00
8/25/2011	9/25/2011	$196,706,896.00
9/25/2011	10/25/2011	$191,502,521.00
10/25/2011	11/25/2011	$186,393,256.00
11/25/2011	12/25/2011	$181,380,566.00
12/25/2011	1/25/2012	$176,465,592.00
1/25/2012	2/25/2012	$171,649,259.00
2/25/2012	3/25/2012	$166,932,048.00
3/25/2012	4/25/2012	$162,314,279.00
4/25/2012	5/25/2012	$157,796,045.00
5/25/2012	6/25/2012	$153,377,233.00
6/25/2012	7/25/2012	$149,057,541.00
7/25/2012	8/25/2012	$144,836,500.00
8/25/2012	9/25/2012	$140,713,484.00

9/25/2012	10/25/2012	$136,687,732.00
10/25/2012	11/25/2012	$132,758,357.00
11/25/2012	12/25/2012	$128,924,363.00
12/25/2012	1/25/2012	$125,184,654.00
1/25/2013	2/25/2013	$121,538,047.00
2/25/2013	3/25/2013	$117,983,282.00
3/25/2013	4/25/2013	$114,519,032.00
4/25/2013	5/25/2013	$111,143,909.00
5/25/2013	6/25/2013	$107,856,476.00
6/25/2013	7/25/2013	$104,655,254.00
7/25/2013	8/25/2013	$101,538,726.00
8/25/2013	9/25/2013	$98,505,344.00
9/25/2013 and thereafter		$0.00